UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number   811-06071

DWS Institutional Funds
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2010

ITEM 1.	REPORT TO STOCKHOLDERS

DECEMBER 31, 2010 Annual Report to Shareholders

DWS U.S. Bond Index Fund

Contents
4 Performance Summary
7 Information About Your Fund's Expenses
9 Portfolio Management Review
12 Portfolio Summary
13 Investment Portfolio
40 Statement of Assets and Liabilities
42 Statement of Operations
43 Statement of Changes in Net Assets
44 Financial Highlights
47 Notes to Financial Statements
55 Report of Independent Registered Public Accounting Firm
56 Tax Information
57 Investment Management Agreement Approval
62 Summary of Management Fee Evaluation by Independent Fee Consultant
66 Board Members and Officers
70 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Various factors, including costs, cash flows and security selection, may cause the fund's performance to differ from that of the index. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2010
Average Annual Total Returns as of 12/31/10
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	5.69%	5.12%	5.18%	5.18%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	2.79%	4.15%	4.60%	4.89%
No Sales Charges
Class S	5.89%	5.34%	5.42%	5.43%
Institutional Class	6.08%	5.54%	5.63%	5.64%
Barclays Capital U.S. Aggregate Bond Index+	6.54%	5.90%	5.80%	5.84%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2010 are 0.79%, 0.66% and 0.42% for Class A, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns shown for Class A and Class S shares prior to their inception on February 17, 2009 are derived from the historical performance of Institutional Class shares of DWS U.S. Bond Index Fund during such periods have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS U.S. Bond Index Fund — Class A [] Barclays Capital U.S. Aggregate Bond Index+

Yearly periods ended December 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.
Net Asset Value and Distribution Information
	Class A	Class S	Institutional Class
Net Asset Value: 12/31/10	$10.60	$10.60	$10.60
12/31/09	$10.37	$10.38	$10.38
Distribution Information: Twelve Months as of 12/31/10: Income Dividends	$.28	$.30	$.32
Capital Gain Distributions	$.09	$.09	$.09
December Income Dividend	$.0218	$.0240	$.0253
SEC 30-day Yield as of 12/31/10++	1.98%	2.28%	2.42%
Current Annualized Distribution Rate as of 12/31/10++	2.42%	2.67%	2.81%

++ The SEC yield is net investment income per share earned over the month ended December 31, 2010, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 1.70%, 1.96% and 2.21% for Class A, Class S and Institutional Class shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on December 31, 2010. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.14%, 2.35% and 2.60% for Class A, Class S and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Lipper Rankings — Intermediate Investment Grade Debt Funds Category as of 12/31/10
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	520	of	567	92
Class S 1-Year	502	of	567	89
Institutional Class 1-Year	488	of	567	86
3-Year	288	of	482	60
5-Year	179	of	390	46
10-Year	102	of	257	40

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2010 to December 31, 2010).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances did not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value durint the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2010
Actual Fund Return	Class A	Class S	InstitutionalClass
Beginning Account Value 7/1/10	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/10	$1,007.20	$1,008.00	$1,008.80
Expenses Paid per $1,000*	$2.88	$1.72	$.91
Hypothetical 5% Fund Return	Class A	Class S	Institutional Class
Beginning Account Value 7/1/10	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/10	$1,022.33	$1,023.49	$1,024.30
Expenses Paid per $1,000*	$2.91	$1.73	$.92

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class S	Institutional Class
DWS U.S. Bond Index Fund	.57%	.34%	.18%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS U.S. Bond Index Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS U.S. Bond Index Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name in the US for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

Northern Trust Investments, Inc. ("NTI"), a subsidiary of Northern Trust Corporation, is the subadvisor for the fund. As of December 31, 2010, NTI and its affiliates had assets under investment management of $643.6 billion.

Portfolio Manager

Louis R. D'Arienzo

Vice President of NTI and Portfolio Manager of the fund.

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

DWS U.S. Bond Index Fund closely tracked the performance of its benchmark, the Barclays Capital US Aggregate Bond Index, for the 12-month period ended December 31, 2010.1 The fund produced a total return of 6.08% (Institutional Class shares) for the annual period, as compared with 6.54% for the benchmark. The fund underperformed the 7.74% average return of the 567 funds in its Lipper category, Intermediate Investment Grade Debt Funds.2 (Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and more complete performance information.)

The fund trailed the returns of the index for the year due to fees and negative tracking from the sample portfolio. The majority of the negative tracking was due to sector allocation. As was the case the previous year, significant growth in fund assets and lean inventories in the market caused the fund to be underweight in the credit and lower quality commercial mortgage back security sectors, which significantly outperformed. In addition, transaction costs were above historic levels.3

Over the past 12 months, worries over a possible "double-dip" recession diminished for the moment, as a number of economic indicators came in better than expected. The US Federal Reserve Board (the Fed) announced the second phase of its quantitative easing policy, which involves the planned purchase of $600 billion of Treasury securities by the end of June 2011 in order to help boost growth and put a "floor" under asset prices. The unemployment rate has remained unacceptably high, however, and many challenges remain in place for the economy. Throughout the year, the Fed kept the fed funds rate target at 0% to 0.25%. Treasuries delivered gains across all maturities during the past 12 months, setting the tone for the rest of the market. Favorable government bond performance was driven by a combination of strong inflows into bond mutual funds, along with deflationary fears. The rally stalled late in the period, however, when concern over the inflationary impact of the Fed's quantitative easing policy spurred some profit taking in the Treasury market.

Investment-grade corporate issues and high-yield bonds also posted favorable returns, thanks to continued improvement in the balance sheets of US companies. Cost reductions, healthy cash balances and firms' conservative approach to risk prompted investors to take advantage of attractive yields in the corporate bond sector. Both investment-grade corporates and high-yield issues were helped by declining interest rates and a continued downward trend in their yield spreads relative to Treasuries.4

Over the past 12 months the Treasury yield curve between 2 and 30 years steepened.5 The yield on the 2-year note decreased by 55 basis points, while the 5-year decreased by 67 basis points and the 10-year by 55 basis points. Yields on 30-year bonds decreased by 31 basis points.
US Treasury Bond Yield Curve (ended 12/31/09 and 12/31/10)

Past performance is no guarantee of future results.

Source: Bloomberg

Outlook and Positioning

In the coming months, bond investors will most likely be looking for signals as to whether the US economy is heading in the direction of inflation or deflation. Japan is often cited as an example of a situation where low short-term interest rates and "quantitative easing" failed to stimulate sufficient economic demand to avoid a spiral of falling prices. At the same time, others worry that massive stimulus spending, low interest rates and a weak US dollar will spur inflation.

The Barclays Capital US Aggregate Bond Index is an unmanaged, broad market-weighted index and is comprised of US Treasury and agency securities, as well as mortgage-backed, asset-backed and investment-grade corporate issues and international (dollar-denominated) bonds, all with maturities greater than one year. As an index fund, the fund's investment objective is to seek to replicate as closely as possible, before deduction of expenses, the investment performance of the benchmark index. Thus, we neither evaluate short-term fluctuations in the fund's performance nor manage according to a given outlook for the bond market or the economy in general. Still, we will continue to monitor economic conditions and the way they affect the benchmark, which reflects the financial markets, as we seek to closely track the performance of the broad US bond market.

1 The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest into an index.

2 The Lipper Intermediate Investment Grade Debt Funds category is comprised of funds that invest primarily in investment-grade corporate debt issues or government issues. Category returns assume reinvestment of all distributions. It is not possible to invest directly in a Lipper category.

3 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

4 "Spread" refers to the excess yield various bond sectors offer over Treasuries with similar maturities. When spreads widen, yield differences are increasing between bonds in the two sectors being compared. When spreads narrow, the opposite is true.

5 The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Portfolio Summary
Asset Allocation (As a % of Total Net Assets)	12/31/10	12/31/09

Government & Agency Obligations	44%	39%
Mortgage-Backed Securities Pass-Throughs	32%	37%
Corporate Bonds	18%	19%
Commercial Mortgage-Backed Securities	3%	3%
Cash Equivalents & Other, net	3%	2%
	100%	100%

Quality (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/10	12/31/09

US Government Obligations	77%	77%
AAA	3%	3%
AA	4%	3%
A	9%	10%
BBB	7%	7%
	100%	100%

Interest Rate Sensitivity	12/31/10	12/31/09

Effective Maturity	7.0 years	7.0 years
Effective Duration	2.9 years	3.6 years

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Asset allocation and effective maturity and duration are subject to change.

The quality ratings represent the lower of Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk and is subject to change.

For more complete details about the Fund's investment portfolio, see page 13. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of December 31, 2010
	Principal Amount ($)	Value ($)

Corporate Bonds 17.9%
Consumer Discretionary 1.2%
CBS Corp., 5.75%, 4/15/2020	200,000	212,533
Comcast Cable Communications Holdings, Inc., 8.375%, 3/15/2013	90,000	102,411
Comcast Corp.:
5.7%, 5/15/2018	225,000	247,618
5.85%, 11/15/2015	50,000	56,204
6.4%, 5/15/2038	225,000	240,450
6.45%, 3/15/2037	170,000	181,639
6.95%, 8/15/2037	150,000	169,660
Cox Communications, Inc., 7.125%, 10/1/2012	100,000	109,672
DirecTV Holdings LLC:
3.55%, 3/15/2015	150,000	152,389
5.875%, 10/1/2019	100,000	108,684
6.375%, 6/15/2015	40,000	41,350
Hasbro, Inc., 6.35%, 3/15/2040	100,000	101,188
Home Depot, Inc., 5.4%, 3/1/2016	300,000	336,182
Johnson Controls, Inc., 5.0%, 3/30/2020	150,000	159,333
Lowe's Companies, Inc., 5.0%, 10/15/2015	125,000	138,716
McDonald's Corp.:
Series I, 5.8%, 10/15/2017	175,000	202,202
Series I, 6.3%, 10/15/2037	75,000	88,426
McGraw-Hill Companies, Inc., 5.9%, 11/15/2017	50,000	54,120
NBC Universal, Inc., 144A, 3.65%, 4/30/2015	550,000	564,132
News America Holdings, Inc., 9.25%, 2/1/2013	100,000	115,250
News America, Inc.:
6.4%, 12/15/2035	50,000	53,720
6.65%, 11/15/2037	100,000	110,759
6.9%, 3/1/2019	100,000	119,808
6.9%, 8/15/2039	50,000	57,246
Nordstrom, Inc., 6.25%, 1/15/2018	150,000	168,796
R.R. Donnelley & Sons Co., 5.5%, 5/15/2015	25,000	25,551
Target Corp.:
5.375%, 5/1/2017	200,000	224,136
5.875%, 3/1/2012	100,000	105,302
7.0%, 1/15/2038	75,000	91,945
TCI Communications, Inc., 7.125%, 2/15/2028	100,000	112,151
Time Warner Cable, Inc.:
5.85%, 5/1/2017	450,000	502,109
6.75%, 6/15/2039	225,000	248,507
8.75%, 2/14/2019	125,000	159,059
Time Warner, Inc.:
4.875%, 3/15/2020	100,000	104,145
5.875%, 11/15/2016	350,000	395,051
6.625%, 5/15/2029	10,000	11,043
6.95%, 1/15/2028	30,000	33,767
7.7%, 5/1/2032	25,000	30,517
VF Corp., 6.45%, 11/1/2037	20,000	22,494
Viacom, Inc.:
6.25%, 4/30/2016	25,000	28,451
6.875%, 4/30/2036	100,000	114,735
Walt Disney Co.:
Series B, 5.875%, 12/15/2017	50,000	57,840
6.2%, 6/20/2014	75,000	85,673
Series B, 6.375%, 3/1/2012	25,000	26,625
Whirlpool Corp., 5.5%, 3/1/2013	100,000	106,203
Yum! Brands, Inc., 6.25%, 4/15/2016	50,000	56,534
		6,434,326
Consumer Staples 1.6%
Altria Group, Inc.:
9.25%, 8/6/2019	125,000	163,130
9.7%, 11/10/2018	100,000	131,923
10.2%, 2/6/2039	200,000	289,057
Anheuser-Busch Companies, Inc.:
4.95%, 1/15/2014	100,000	107,604
5.5%, 1/15/2018	25,000	27,448
5.95%, 1/15/2033	50,000	53,316
Anheuser-Busch InBev Worldwide, Inc.:
4.125%, 1/15/2015	200,000	210,643
5.375%, 1/15/2020	300,000	325,076
Bottling Group LLC:
5.0%, 11/15/2013	50,000	55,111
5.5%, 4/1/2016	50,000	56,980
Coca-Cola Refreshments USA, Inc., 7.375%, 3/3/2014	100,000	116,573
ConAgra Foods, Inc.:
7.0%, 4/15/2019	50,000	57,730
7.125%, 10/1/2026	100,000	115,561
Costco Wholesale Corp., 5.5%, 3/15/2017	125,000	142,417
CVS Caremark Corp.:
5.75%, 6/1/2017	300,000	333,795
6.25%, 6/1/2027	100,000	109,971
Diageo Capital PLC:
5.125%, 1/30/2012	25,000	26,115
5.75%, 10/23/2017	200,000	226,842
Estee Lauder Companies, Inc., 6.0%, 5/15/2037	20,000	21,586
Fortune Brands, Inc.:
4.875%, 12/1/2013	50,000	52,242
5.375%, 1/15/2016	100,000	103,415
General Mills, Inc.:
5.2%, 3/17/2015	225,000	248,394
5.7%, 2/15/2017	50,000	56,232
6.0%, 2/15/2012	48,000	50,612
Kellogg Co.:
4.15%, 11/15/2019	150,000	152,780
5.125%, 12/3/2012	50,000	53,587
Series B, 7.45%, 4/1/2031	50,000	62,661
Kimberly-Clark Corp.:
5.625%, 2/15/2012	50,000	52,635
6.625%, 8/1/2037	150,000	180,098
Kraft Foods, Inc.:
6.125%, 2/1/2018	750,000	856,721
6.25%, 6/1/2012	15,000	16,046
6.5%, 8/11/2017	100,000	116,407
Kroger Co.:
3.9%, 10/1/2015	100,000	105,071
5.5%, 2/1/2013	75,000	81,127
8.0%, 9/15/2029	50,000	62,844
Mead Johnson Nutrition Co.:
4.9%, 11/1/2019	50,000	52,743
5.9%, 11/1/2039	25,000	25,882
PepsiCo, Inc.:
3.1%, 1/15/2015	150,000	156,468
4.5%, 1/15/2020	300,000	314,726
4.65%, 2/15/2013	100,000	107,681
5.0%, 6/1/2018	100,000	110,390
Series B, 7.0%, 3/1/2029	25,000	30,747
Philip Morris International, Inc.:
4.875%, 5/16/2013	300,000	324,766
5.65%, 5/16/2018	150,000	169,114
6.375%, 5/16/2038	25,000	29,017
Procter & Gamble Co.:
4.7%, 2/15/2019	200,000	216,496
4.85%, 12/15/2015	150,000	167,279
Reynolds American, Inc., 7.625%, 6/1/2016	75,000	87,167
Safeway, Inc., 5.0%, 8/15/2019	100,000	102,866
Sara Lee Corp., 3.875%, 6/15/2013	100,000	104,606
Sysco Corp., 6.625%, 3/17/2039	50,000	60,475
Wal-Mart Stores, Inc.:
2.875%, 4/1/2015	400,000	410,322
4.25%, 4/15/2013	50,000	53,718
5.0%, 10/25/2040	500,000	485,633
5.25%, 9/1/2035	300,000	301,904
5.875%, 4/5/2027	50,000	55,517
6.2%, 4/15/2038	100,000	113,842
Walgreen Co., 5.25%, 1/15/2019	150,000	166,785
		8,469,894
Energy 1.5%
Alabama Power Co., 5.7%, 2/15/2033	50,000	52,310
Alberta Energy Co., Ltd., 7.375%, 11/1/2031	50,000	57,447
Anadarko Petroleum Corp.:
5.95%, 9/15/2016	100,000	107,429
6.2%, 3/15/2040	100,000	97,618
Apache Corp., 6.0%, 1/15/2037	100,000	109,971
Buckeye Partners LP, 6.05%, 1/15/2018	50,000	55,182
Burlington Resources, Inc., 7.375%, 3/1/2029	50,000	60,221
Canadian Natural Resources Ltd.:
5.45%, 10/1/2012	25,000	26,792
5.7%, 5/15/2017	350,000	399,056
6.25%, 3/15/2038	25,000	27,623
Cenovus Energy, Inc., 4.5%, 9/15/2014	200,000	214,311
Chevron Corp., 4.95%, 3/3/2019	300,000	336,278
Conoco, Inc., 6.95%, 4/15/2029	150,000	184,349
ConocoPhillips:
4.6%, 1/15/2015	200,000	217,988
5.75%, 2/1/2019	100,000	113,961
6.5%, 2/1/2039	200,000	237,821
DCP Midstream LLC, 8.125%, 8/16/2030	25,000	29,932
Devon Energy Corp., 6.3%, 1/15/2019	50,000	58,841
El Paso Natural Gas Co., 5.95%, 4/15/2017	150,000	160,896
EnCana Corp.:
4.75%, 10/15/2013	50,000	53,985
5.9%, 12/1/2017	150,000	170,598
Energy Transfer Partners LP:
6.125%, 2/15/2017	25,000	27,482
6.625%, 10/15/2036	25,000	26,355
9.0%, 4/15/2019	125,000	156,597
Enterprise Products Operating LLC:
5.25%, 1/31/2020	300,000	312,057
Series G, 5.6%, 10/15/2014	50,000	55,215
Series L, 6.3%, 9/15/2017	150,000	169,257
Series D, 6.875%, 3/1/2033	25,000	27,989
EOG Resources, Inc., 5.625%, 6/1/2019	200,000	220,850
Halliburton Co.:
5.9%, 9/15/2018	75,000	84,583
6.7%, 9/15/2038	75,000	88,073
7.45%, 9/15/2039	50,000	64,245
Hess Corp., 7.125%, 3/15/2033	25,000	29,699
Husky Energy, Inc., 5.9%, 6/15/2014	200,000	219,798
Kinder Morgan Energy Partners LP:
6.85%, 2/15/2020	125,000	143,223
6.95%, 1/15/2038	150,000	162,990
7.3%, 8/15/2033	50,000	55,655
7.4%, 3/15/2031	50,000	55,921
Marathon Global Funding Corp., 6.0%, 7/1/2012	150,000	160,273
Nexen, Inc.:
7.5%, 7/30/2039	150,000	163,124
7.875%, 3/15/2032	50,000	55,374
ONEOK Partners LP:
6.15%, 10/1/2016	75,000	84,290
8.625%, 3/1/2019	25,000	31,191
ONEOK, Inc., 5.2%, 6/15/2015	50,000	53,830
Petro-Canada:
5.95%, 5/15/2035	100,000	102,715
6.8%, 5/15/2038	100,000	113,910
Petroleos Mexicanos, 6.0%, 3/5/2020	300,000	318,000
Plains All American Pipeline LP:
5.75%, 1/15/2020	50,000	53,257
6.5%, 5/1/2018	100,000	111,977
Spectra Energy Capital LLC, 6.2%, 4/15/2018	300,000	333,199
Statoil ASA, 5.25%, 4/15/2019	200,000	222,779
Suncor Energy, Inc., 5.95%, 12/1/2034	50,000	50,630
TransCanada PipeLines Ltd.:
5.85%, 3/15/2036	50,000	52,359
6.2%, 10/15/2037	50,000	54,863
6.35%, 5/15/2067	25,000	24,686
6.5%, 8/15/2018	150,000	177,054
Transcontinental Gas Pipe Line Corp., Series B, 8.875%, 7/15/2012	25,000	27,626
Transocean, Inc.:
6.0%, 3/15/2018	50,000	52,515
6.8%, 3/15/2038	25,000	25,622
Union Pacific Resources Group, Inc., 7.5%, 10/15/2026	60,000	66,146
Valero Energy Corp.:
6.125%, 2/1/2020	200,000	212,413
6.625%, 6/15/2037	35,000	35,547
6.875%, 4/15/2012	50,000	53,209
7.5%, 4/15/2032	25,000	26,397
Weatherford International Ltd.:
5.5%, 2/15/2016	50,000	53,055
6.0%, 3/15/2018	200,000	215,268
Williams Companies, Inc., 8.75%, 3/15/2032	37,000	45,267
Williams Partners LP, 5.25%, 3/15/2020	300,000	310,980
		7,960,154
Financials 7.7%
ACE INA Holdings, Inc.:
5.7%, 2/15/2017	100,000	109,648
6.7%, 5/15/2036	50,000	58,684
Allstate Corp., 5.35%, 6/1/2033	50,000	49,238
Allstate Life Global Funding Trusts, 5.375%, 4/30/2013	200,000	217,792
American Express Co.:
4.875%, 7/15/2013	75,000	80,175
6.15%, 8/28/2017	175,000	197,262
7.0%, 3/19/2018	100,000	116,477
8.125%, 5/20/2019	575,000	715,421
American International Group, Inc.:
4.25%, 5/15/2013	100,000	103,485
5.05%, 10/1/2015	100,000	102,656
Series G, 5.85%, 1/16/2018	50,000	51,557
Ameriprise Financial, Inc., 5.3%, 3/15/2020	150,000	157,809
Apache Finance Canada Corp., 7.75%, 12/15/2029	25,000	32,123
Asian Development Bank, 4.5%, 9/4/2012	500,000	531,131
Assurant, Inc., 5.625%, 2/15/2014	25,000	26,285
AvalonBay Communities, Inc., 6.125%, 11/1/2012	16,000	17,264
AXA SA, 8.6%, 12/15/2030	50,000	56,026
Bank of America Corp.:
4.5%, 4/1/2015	350,000	355,717
4.75%, 8/1/2015	100,000	102,926
4.9%, 5/1/2013	100,000	104,261
5.125%, 11/15/2014	200,000	209,701
5.375%, 6/15/2014	130,000	136,659
5.625%, 10/14/2016	100,000	103,680
5.75%, 8/15/2016	100,000	102,144
5.75%, 12/1/2017	425,000	442,266
6.25%, 4/15/2012	150,000	158,000
Series L, 7.625%, 6/1/2019	500,000	575,717
Bank of America NA:
5.3%, 3/15/2017	250,000	253,358
6.0%, 10/15/2036	100,000	94,370
Bank of New York Mellon Corp.:
4.3%, 5/15/2014	100,000	106,700
Series G, 4.95%, 11/1/2012	25,000	26,823
5.45%, 5/15/2019	40,000	43,940
5.5%, 12/1/2017	50,000	53,618
Bank of Nova Scotia, 3.4%, 1/22/2015	400,000	415,164
Bank One Corp., 7.625%, 10/15/2026	50,000	59,651
Barclays Bank PLC:
5.125%, 1/8/2020	150,000	153,189
5.45%, 9/12/2012	200,000	214,335
6.75%, 5/22/2019	150,000	169,426
BB&T Capital Trust II, 6.75%, 6/7/2036	25,000	24,797
BB&T Corp., 5.2%, 12/23/2015	500,000	537,665
Bear Stearns Companies LLC:
5.3%, 10/30/2015	150,000	162,777
5.7%, 11/15/2014	100,000	109,875
7.25%, 2/1/2018	285,000	337,743
Berkshire Hathaway Finance Corp.:
4.625%, 10/15/2013	150,000	162,890
5.75%, 1/15/2040	200,000	210,174
Berkshire Hathaway, Inc., 3.2%, 2/11/2015	200,000	206,376
BHP Billiton Finance (USA) Ltd.:
5.4%, 3/29/2017	150,000	166,023
5.5%, 4/1/2014	50,000	55,332
6.5%, 4/1/2019	50,000	59,457
BlackRock, Inc., 3.5%, 12/10/2014	200,000	207,403
Boston Properties LP (REIT):
5.875%, 10/15/2019	100,000	108,445
6.25%, 1/15/2013	12,000	13,085
BP Capital Markets PLC, 4.75%, 3/10/2019	350,000	360,848
British Transco Finance, Inc., 6.625%, 6/1/2018	100,000	111,897
Bunge Ltd. Finance Corp., 5.35%, 4/15/2014	50,000	52,556
Capital One Financial Corp., 7.375%, 5/23/2014	250,000	284,483
Caterpillar Financial Services Corp.:
Series F, 4.75%, 2/17/2015	50,000	54,593
5.45%, 4/15/2018	100,000	109,743
6.125%, 2/17/2014	150,000	168,636
Charles Schwab Corp., 4.95%, 6/1/2014	50,000	54,372
Charter One Bank NA, 6.375%, 5/15/2012	10,000	10,493
China Development Bank Corp., 5.0%, 10/15/2015	50,000	54,115
Chubb Corp.:
6.0%, 5/11/2037	75,000	81,280
Series 1, 6.5%, 5/15/2038	25,000	28,513
Citigroup, Inc.:
5.0%, 9/15/2014	375,000	387,929
5.125%, 5/5/2014	100,000	106,106
5.25%, 2/27/2012	50,000	52,116
5.3%, 1/7/2016	100,000	106,180
5.5%, 4/11/2013	450,000	479,173
5.5%, 2/15/2017	100,000	103,504
5.875%, 2/22/2033	100,000	92,961
6.0%, 8/15/2017	50,000	54,235
6.0%, 10/31/2033	100,000	93,615
6.125%, 11/21/2017	375,000	410,957
6.125%, 5/15/2018	100,000	109,553
6.5%, 8/19/2013	100,000	109,806
6.625%, 6/15/2032	75,000	75,053
8.125%, 7/15/2039	100,000	127,214
8.5%, 5/22/2019	100,000	124,143
Corp. Andina de Fomento:
5.2%, 5/21/2013	75,000	81,131
6.875%, 3/15/2012	10,000	10,636
Credit Suisse (USA), Inc.:
4.875%, 1/15/2015	300,000	323,445
5.125%, 8/15/2015	25,000	27,306
5.375%, 3/2/2016	50,000	54,864
6.5%, 1/15/2012	150,000	158,475
7.125%, 7/15/2032	50,000	59,925
Credit Suisse AG, 5.4%, 1/14/2020	400,000	408,510
Credit Suisse New York:
5.0%, 5/15/2013	200,000	215,256
6.0%, 2/15/2018	100,000	107,229
Daimler Finance North America LLC, 6.5%, 11/15/2013	75,000	84,905
Deutsche Telekom International Finance BV:
5.75%, 3/23/2016	300,000	335,996
5.875%, 8/20/2013	100,000	110,142
Devon Financing Corp., ULC, 7.875%, 9/30/2031	50,000	65,922
Diageo Finance BV, 5.5%, 4/1/2013	50,000	54,577
Eksportfinans ASA, 5.0%, 2/14/2012	100,000	104,707
ERP Operating LP (REIT):
4.75%, 7/15/2020	200,000	201,571
6.625%, 3/15/2012	125,000	132,924
Export-Import Bank of Korea, 5.875%, 1/14/2015	300,000	324,879
Fifth Third Bancorp.:
4.5%, 6/1/2018	50,000	48,188
5.45%, 1/15/2017	25,000	25,554
8.25%, 3/1/2038	50,000	57,542
FleetBoston Financial Corp., 6.875%, 1/15/2028	45,000	45,010
General Electric Capital Corp.:
Series A, 3.75%, 11/14/2014	300,000	310,116
Series A, 4.875%, 3/4/2015	475,000	506,867
Series A, 5.0%, 1/8/2016	150,000	160,110
5.45%, 1/15/2013	450,000	483,930
5.5%, 1/8/2020	200,000	213,897
Series A, 5.625%, 5/1/2018	500,000	545,257
Series A, 5.875%, 2/15/2012	200,000	210,386
5.875%, 1/14/2038	150,000	155,707
Series A, 6.15%, 8/7/2037	125,000	131,761
Series A, 6.75%, 3/15/2032	100,000	113,212
Genworth Financial, Inc., 5.75%, 6/15/2014	25,000	25,912
GlaxoSmithKline Capital, Inc.:
4.85%, 5/15/2013	100,000	108,580
5.65%, 5/15/2018	125,000	142,929
6.375%, 5/15/2038	125,000	147,738
H.J. Heinz Finance Co.:
6.0%, 3/15/2012	25,000	26,406
6.75%, 3/15/2032	50,000	54,776
Hartford Financial Services Group, Inc.:
4.625%, 7/15/2013	50,000	52,687
5.95%, 10/15/2036	25,000	23,586
HCP, Inc., (REIT), 6.0%, 1/30/2017	250,000	261,470
HSBC Bank USA NA:
4.625%, 4/1/2014	50,000	52,133
7.0%, 1/15/2039	50,000	56,966
HSBC Finance Corp.:
4.75%, 7/15/2013	50,000	52,734
5.0%, 6/30/2015	50,000	53,110
5.5%, 1/19/2016	100,000	108,632
6.375%, 11/27/2012	50,000	54,208
7.0%, 5/15/2012	100,000	107,294
HSBC Holdings PLC:
5.25%, 12/12/2012	107,000	113,791
6.5%, 5/2/2036	200,000	208,816
Inter-American Development Bank:
1.625%, 7/15/2013	500,000	508,324
3.875%, 9/17/2019	500,000	520,937
International Finance Corp.:
3.0%, 4/22/2014	300,000	316,453
4.75%, 4/25/2012	50,000	52,559
Jefferies Group, Inc., 8.5%, 7/15/2019	100,000	114,338
John Deere Capital Corp.:
2.95%, 3/9/2015	150,000	154,092
4.9%, 9/9/2013	100,000	109,035
7.0%, 3/15/2012	100,000	107,335
JPMorgan Chase & Co.:
3.7%, 1/20/2015	300,000	310,466
4.75%, 5/1/2013	100,000	107,064
5.125%, 9/15/2014	350,000	372,425
6.0%, 1/15/2018	350,000	390,861
6.125%, 6/27/2017	50,000	54,857
6.3%, 4/23/2019	100,000	113,825
JPMorgan Chase Bank NA, 5.875%, 6/13/2016	250,000	273,427
KeyBank NA:
5.45%, 3/3/2016	25,000	26,309
5.8%, 7/1/2014	350,000	375,029
Lincoln National Corp., 8.75%, 7/1/2019	400,000	500,339
M&T Bank Corp., 5.375%, 5/24/2012	25,000	26,344
Marsh & McLennan Companies, Inc.:
5.375%, 7/15/2014	50,000	53,190
5.75%, 9/15/2015	50,000	53,817
Mellon Funding Corp., 5.0%, 12/1/2014	50,000	54,048
Merrill Lynch & Co., Inc.:
5.0%, 2/3/2014	25,000	25,873
Series C, 5.0%, 1/15/2015	125,000	130,162
Series C, 5.45%, 2/5/2013	100,000	105,479
Series C, 6.05%, 8/15/2012	200,000	211,780
6.05%, 5/16/2016	50,000	51,516
6.22%, 9/15/2026	50,000	47,445
Series C, 6.4%, 8/28/2017	50,000	52,864
6.5%, 7/15/2018	50,000	52,374
MetLife, Inc.:
5.0%, 6/15/2015	175,000	189,526
6.4%, 12/15/2036	25,000	23,500
6.75%, 6/1/2016	300,000	347,989
Morgan Stanley:
4.2%, 11/20/2014	100,000	102,164
4.75%, 4/1/2014	500,000	512,013
5.3%, 3/1/2013	100,000	106,562
5.45%, 1/9/2017	100,000	103,702
Series F, 5.625%, 9/23/2019	300,000	305,905
Series F, 6.0%, 4/28/2015	450,000	487,351
6.6%, 4/1/2012	100,000	106,547
7.3%, 5/13/2019	125,000	140,705
National City Corp., 4.9%, 1/15/2015	100,000	107,104
National Rural Utilities Cooperative Finance Corp., Series C, 8.0%, 3/1/2032	100,000	126,589
Nationwide Financial Services, 5.9%, 7/1/2012	25,000	26,387
NiSource Finance Corp.:
5.25%, 9/15/2017	75,000	78,787
5.45%, 9/15/2020	75,000	77,288
Nordic Investment Bank, 5.0%, 2/1/2017	150,000	168,396
Novartis Capital Corp., 4.4%, 4/24/2020	150,000	157,314
Novartis Securities Investment Ltd., 5.125%, 2/10/2019	300,000	331,810
Petrobras International Finance Co., 5.75%, 1/20/2020	500,000	518,784
PNC Funding Corp.:
4.25%, 9/21/2015	150,000	157,449
6.7%, 6/10/2019	100,000	115,134
Principal Financial Group, Inc., 6.05%, 10/15/2036	300,000	301,922
Principal Life Income Funding Trust, 5.1%, 4/15/2014	25,000	26,962
Protective Life Corp.:
7.375%, 10/15/2019	50,000	54,131
8.45%, 10/15/2039	50,000	53,734
Prudential Financial, Inc.:
Series D, 3.875%, 1/14/2015	100,000	103,168
Series B, 5.1%, 9/20/2014	100,000	107,417
Series B, 5.75%, 7/15/2033	25,000	24,384
Series D, 6.625%, 12/1/2037	50,000	55,581
7.375%, 6/15/2019	100,000	117,904
Rio Tinto Finance (USA) Ltd., 9.0%, 5/1/2019	200,000	268,609
Royal Bank of Scotland Group PLC, 5.05%, 1/8/2015	100,000	96,209
Royal Bank of Scotland PLC, 4.875%, 3/16/2015	350,000	358,023
Shell International Finance BV:
4.3%, 9/22/2019	200,000	208,511
6.375%, 12/15/2038	350,000	414,830
Simon Property Group LP (REIT):
5.1%, 6/15/2015	50,000	54,270
5.25%, 12/1/2016	100,000	107,881
6.125%, 5/30/2018	130,000	146,113
SLM Corp., Series A, 5.0%, 10/1/2013	25,000	25,065
State Street Corp., 4.3%, 5/30/2014	100,000	106,990
Swiss Re Solutions Holding Corp., 6.45%, 3/1/2019	150,000	160,111
Telecom Italia Capital SA:
5.25%, 10/1/2015	175,000	179,175
6.375%, 11/15/2033	75,000	64,372
7.721%, 6/4/2038	100,000	99,090
The Goldman Sachs Group, Inc.:
5.125%, 1/15/2015	275,000	295,456
5.15%, 1/15/2014	100,000	107,706
5.35%, 1/15/2016	125,000	134,300
5.375%, 3/15/2020	600,000	620,017
5.625%, 1/15/2017	25,000	26,436
5.95%, 1/18/2018	50,000	54,244
6.0%, 5/1/2014	400,000	440,655
6.125%, 2/15/2033	50,000	52,973
6.15%, 4/1/2018	250,000	275,298
6.25%, 9/1/2017	200,000	220,710
6.6%, 1/15/2012	100,000	105,746
6.75%, 10/1/2037	400,000	408,958
The Travelers Companies, Inc.:
6.25%, 6/15/2037	150,000	166,699
6.75%, 6/20/2036	50,000	58,470
Total Capital SA, 3.0%, 6/24/2015	200,000	204,194
Toyota Motor Credit Corp., 3.2%, 6/17/2015	200,000	206,588
Tyco International Finance SA, 8.5%, 1/15/2019	100,000	127,998
UBS AG Stamford Branch:
Series 10, 5.875%, 7/15/2016	50,000	53,804
5.875%, 12/20/2017	325,000	357,443
UFJ Finance Aruba AEC, 6.75%, 7/15/2013	150,000	167,266
US Bancorp., 3.15%, 3/4/2015	150,000	154,307
Vale Overseas Ltd.:
6.25%, 1/23/2017	100,000	111,510
6.875%, 11/21/2036	150,000	164,997
6.875%, 11/10/2039	100,000	110,493
Verizon Global Funding Corp.:
7.75%, 12/1/2030	100,000	124,056
7.75%, 6/15/2032	100,000	122,185
Verizon Wireless Capital LLC:
5.55%, 2/1/2014	210,000	231,568
8.5%, 11/15/2018	200,000	261,710
Wachovia Bank NA:
4.875%, 2/1/2015	75,000	79,534
5.0%, 8/15/2015	200,000	213,446
Wachovia Corp.:
4.875%, 2/15/2014	50,000	52,654
5.25%, 8/1/2014	50,000	53,325
Series G, 5.5%, 5/1/2013	325,000	353,664
5.625%, 10/15/2016	100,000	108,784
5.75%, 6/15/2017	50,000	55,352
Wells Fargo & Co.:
4.625%, 4/15/2014	100,000	104,936
4.95%, 10/16/2013	50,000	53,550
5.0%, 11/15/2014	50,000	53,094
5.125%, 9/15/2016	50,000	53,347
5.375%, 2/7/2035	150,000	152,517
5.625%, 12/11/2017	250,000	276,796
Wells Fargo Bank NA, Series AI, 4.75%, 2/9/2015	350,000	371,307
Wells Fargo Financial, Inc., 5.5%, 8/1/2012	25,000	26,672
Western Union Co.:
5.93%, 10/1/2016	150,000	167,930
6.2%, 11/17/2036	25,000	24,712
Westpac Banking Corp.:
3.0%, 8/4/2015	350,000	351,770
4.875%, 11/19/2019	200,000	210,161
		41,019,862
Health Care 0.9%
Abbott Laboratories:
5.15%, 11/30/2012	250,000	270,299
5.3%, 5/27/2040	100,000	102,714
6.0%, 4/1/2039	75,000	84,669
6.15%, 11/30/2037	50,000	57,153
Aetna, Inc., 6.625%, 6/15/2036	50,000	54,959
Amgen, Inc.:
4.5%, 3/15/2020	200,000	207,618
4.85%, 11/18/2014	25,000	27,473
5.85%, 6/1/2017	125,000	142,687
AstraZeneca PLC:
5.4%, 9/15/2012	100,000	107,835
5.9%, 9/15/2017	250,000	289,508
Baxter International, Inc.:
1.8%, 3/15/2013	150,000	152,361
4.625%, 3/15/2015	25,000	27,226
Bristol-Myers Squibb Co.:
5.25%, 8/15/2013	50,000	55,271
5.875%, 11/15/2036	22,000	24,466
Covidien International Finance SA:
6.0%, 10/15/2017	75,000	85,238
6.55%, 10/15/2037	25,000	29,679
Eli Lilly & Co., 5.2%, 3/15/2017	125,000	138,555
Express Scripts, Inc., 7.25%, 6/15/2019	125,000	147,953
Genentech, Inc., 4.75%, 7/15/2015	50,000	55,055
Johnson & Johnson:
5.55%, 8/15/2017	100,000	117,476
6.95%, 9/1/2029	50,000	63,074
McKesson Corp., 5.7%, 3/1/2017	75,000	83,300
Medco Health Solutions, Inc., 7.125%, 3/15/2018	75,000	88,012
Medtronic, Inc.:
Series B, 4.75%, 9/15/2015	75,000	83,020
6.5%, 3/15/2039	25,000	28,876
Merck & Co., Inc.:
4.75%, 3/1/2015	100,000	110,120
5.0%, 6/30/2019	350,000	385,686
5.3%, 12/1/2013	50,000	55,540
5.85%, 6/30/2039	25,000	28,003
6.5%, 12/1/2033	25,000	29,883
Pfizer, Inc., 6.2%, 3/15/2019	300,000	351,408
Pharmacia Corp., 6.6%, 12/1/2028	75,000	86,654
Quest Diagnostics, Inc.:
4.75%, 1/30/2020	150,000	148,364
6.95%, 7/1/2037	25,000	26,511
UnitedHealth Group, Inc.:
4.875%, 4/1/2013	25,000	26,714
5.0%, 8/15/2014	9,000	9,779
6.0%, 2/15/2018	500,000	567,573
WellPoint Health Networks, Inc., 6.375%, 1/15/2012	100,000	105,414
WellPoint, Inc., 5.85%, 1/15/2036	150,000	154,807
Wyeth:
5.5%, 2/1/2014	150,000	166,756
5.5%, 2/15/2016	50,000	56,563
5.95%, 4/1/2037	150,000	165,994
		5,000,246
Industrials 1.2%
3M Co.:
Series E, 4.375%, 8/15/2013	100,000	108,792
5.7%, 3/15/2037	25,000	27,336
Archer-Daniels-Midland Co., 5.935%, 10/1/2032	75,000	80,591
Boeing Co.:
3.75%, 11/20/2016	100,000	104,630
5.125%, 2/15/2013	150,000	162,356
6.625%, 2/15/2038	50,000	58,504
Browning-Ferris Industries, Inc., 7.4%, 9/15/2035	100,000	118,322
Burlington Northern Santa Fe LLC:
5.75%, 5/1/2040	250,000	258,654
5.9%, 7/1/2012	100,000	106,963
Canadian National Railway Co.:
4.4%, 3/15/2013	100,000	106,583
6.375%, 11/15/2037	50,000	57,641
Caterpillar, Inc.:
6.05%, 8/15/2036	25,000	28,256
7.3%, 5/1/2031	120,000	151,725
CRH America, Inc., 5.3%, 10/15/2013	100,000	107,309
CSX Corp.:
6.0%, 10/1/2036	100,000	104,152
6.15%, 5/1/2037	50,000	53,758
6.25%, 4/1/2015	250,000	284,107
Danaher Corp., 5.625%, 1/15/2018	50,000	56,588
Deere & Co., 8.1%, 5/15/2030	50,000	67,333
Emerson Electric Co.:
5.25%, 10/15/2018	50,000	55,542
6.125%, 4/15/2039	50,000	56,887
Federal Express Corp., 9.65%, 6/15/2012	50,000	55,903
General Dynamics Corp., 5.375%, 8/15/2015	100,000	112,670
General Electric Co.:
5.0%, 2/1/2013	200,000	213,795
5.25%, 12/6/2017	100,000	108,009
Honeywell International, Inc.:
5.3%, 3/15/2017	50,000	55,158
5.3%, 3/1/2018	50,000	55,641
5.7%, 3/15/2036	50,000	54,075
5.7%, 3/15/2037	50,000	54,766
Illinois Tool Works, Inc., 5.15%, 4/1/2014	300,000	330,901
Ingersoll-Rand Global Holding Co., Ltd., 6.875%, 8/15/2018	300,000	345,281
Koninklijke Philips Electronics NV, 6.875%, 3/11/2038	300,000	357,759
Lockheed Martin Corp.:
4.25%, 11/15/2019	150,000	152,503
Series B, 6.15%, 9/1/2036	75,000	81,327
M.D.C. Holdings, Inc., 5.375%, 7/1/2015	25,000	25,044
Norfolk Southern Corp.:
5.64%, 5/17/2029	96,000	100,371
7.25%, 2/15/2031	100,000	119,734
7.8%, 5/15/2027	4,000	5,158
Norfolk Southern Railway Co., 9.75%, 6/15/2020	40,000	55,066
Raytheon Co.:
4.4%, 2/15/2020	100,000	102,257
7.2%, 8/15/2027	75,000	92,126
Republic Services, Inc., 5.0%, 3/1/2020	100,000	105,223
Tyco International Ltd., 6.875%, 1/15/2021	50,000	60,158
Union Pacific Corp.:
5.75%, 11/15/2017	25,000	28,070
7.0%, 2/1/2016	50,000	58,885
7.875%, 1/15/2019	250,000	311,957
United Parcel Service of America, Inc., 8.375%, 4/1/2020	50,000	66,258
United Parcel Service, Inc., 5.5%, 1/15/2018	200,000	227,207
United Technologies Corp.:
4.875%, 5/1/2015	50,000	55,351
5.375%, 12/15/2017	100,000	113,087
6.1%, 5/15/2012	50,000	53,670
6.125%, 7/15/2038	400,000	460,586
Waste Management, Inc.:
7.0%, 7/15/2028	50,000	57,568
7.1%, 8/1/2026	100,000	115,434
Xerox Corp.:
5.5%, 5/15/2012	50,000	52,811
6.75%, 2/1/2017	200,000	231,097
		6,630,935
Information Technology 0.6%
Cisco Systems, Inc.:
5.5%, 2/22/2016	250,000	285,278
5.5%, 1/15/2040	200,000	208,935
5.9%, 2/15/2039	50,000	55,375
Dell, Inc., 5.875%, 6/15/2019	350,000	382,965
Fiserv, Inc., 6.125%, 11/20/2012	41,000	44,341
Hewlett-Packard Co.:
2.2%, 12/1/2015	150,000	147,730
4.5%, 3/1/2013	300,000	321,108
4.75%, 6/2/2014	100,000	109,568
6.5%, 7/1/2012	50,000	54,124
International Business Machines Corp.:
1.0%, 8/5/2013	200,000	199,270
4.75%, 11/29/2012	100,000	107,358
5.6%, 11/30/2039	100,000	108,953
5.7%, 9/14/2017	150,000	172,163
6.5%, 1/15/2028	125,000	146,955
Microsoft Corp.:
4.2%, 6/1/2019	100,000	104,981
5.2%, 6/1/2039	50,000	52,206
Oracle Corp.:
4.95%, 4/15/2013	75,000	81,705
5.0%, 7/8/2019	100,000	108,500
5.25%, 1/15/2016	100,000	112,428
6.125%, 7/8/2039	125,000	140,276
6.5%, 4/15/2038	100,000	116,552
Pitney Bowes, Inc., 3.875%, 6/15/2013	100,000	103,798
Tyco Electronics Group SA, 6.55%, 10/1/2017	250,000	284,104
		3,448,673
Materials 0.8%
Alcoa, Inc.:
5.55%, 2/1/2017	75,000	77,895
5.9%, 2/1/2027	25,000	24,391
5.95%, 2/1/2037	75,000	70,293
6.0%, 1/15/2012	25,000	26,077
6.15%, 8/15/2020	200,000	205,380
ArcelorMittal:
5.375%, 6/1/2013	100,000	106,295
6.125%, 6/1/2018	100,000	106,549
9.85%, 6/1/2019	75,000	94,786
Barrick Gold Corp., 6.95%, 4/1/2019	125,000	153,385
Dow Chemical Co.:
6.0%, 10/1/2012	100,000	107,733
7.6%, 5/15/2014	250,000	288,347
9.4%, 5/15/2039	25,000	36,286
E.I. du Pont de Nemours & Co.:
3.25%, 1/15/2015	200,000	207,576
6.0%, 7/15/2018	175,000	201,214
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/2017	100,000	110,625
International Paper Co.:
7.5%, 8/15/2021	125,000	147,645
7.95%, 6/15/2018	100,000	118,996
Lafarge SA, 6.5%, 7/15/2016	50,000	53,257
Monsanto Co.:
5.5%, 8/15/2025	25,000	27,150
Series 1, 5.5%, 7/30/2035	50,000	49,599
Newmont Mining Corp.:
5.125%, 10/1/2019	100,000	109,922
5.875%, 4/1/2035	20,000	20,913
Nucor Corp.:
5.85%, 6/1/2018	25,000	28,204
6.4%, 12/1/2037	50,000	57,993
Potash Corp. of Saskatchewan, Inc., 6.5%, 5/15/2019	100,000	115,361
PPG Industries, Inc., 6.65%, 3/15/2018	300,000	345,040
Praxair, Inc.:
3.95%, 6/1/2013	50,000	53,146
4.5%, 8/15/2019	75,000	78,829
Rio Tinto Alcan, Inc.:
4.5%, 5/15/2013	100,000	107,114
4.875%, 9/15/2012	10,000	10,569
5.2%, 1/15/2014	25,000	26,863
5.75%, 6/1/2035	25,000	25,361
6.125%, 12/15/2033	50,000	53,365
Rohm & Haas Co., 6.0%, 9/15/2017	300,000	328,332
Southern Copper Corp., 6.75%, 4/16/2040	300,000	310,649
Vulcan Materials Co., 7.0%, 6/15/2018	200,000	209,624
		4,094,764
Telecommunication Services 1.1%
America Movil SAB de CV:
5.75%, 1/15/2015	50,000	55,358
6.125%, 11/15/2037	100,000	106,848
6.125%, 3/30/2040	100,000	106,048
Ameritech Capital Funding Corp., 6.55%, 1/15/2028	100,000	101,618
AT&T, Inc.:
4.85%, 2/15/2014	100,000	108,141
5.1%, 9/15/2014	225,000	246,172
5.6%, 5/15/2018	200,000	223,149
5.8%, 2/15/2019	450,000	506,511
5.875%, 8/15/2012	150,000	161,611
6.55%, 2/15/2039	300,000	326,536
6.8%, 5/15/2036	50,000	55,376
8.0%, 11/15/2031	20,000	25,138
BellSouth Corp.:
5.2%, 9/15/2014	100,000	109,168
6.0%, 11/15/2034	100,000	99,601
British Telecommunications PLC:
5.95%, 1/15/2018	50,000	54,726
9.875%, 12/15/2030	70,000	93,298
Embarq Corp.:
7.082%, 6/1/2016	175,000	193,534
7.995%, 6/1/2036	125,000	136,485
France Telecom SA:
5.375%, 7/8/2019	150,000	166,428
8.5%, 3/1/2031	75,000	101,957
Koninklijke (Royal) KPN NV, 8.375%, 10/1/2030	50,000	65,003
Motorola, Inc., 7.5%, 5/15/2025	50,000	54,367
Nokia Corp., 5.375%, 5/15/2019	150,000	158,302
Qwest Corp., 8.375%, 5/1/2016	150,000	177,750
Rogers Communications, Inc., 6.8%, 8/15/2018	100,000	120,226
Telefonica Emisiones SAU:
6.421%, 6/20/2016	125,000	136,624
7.045%, 6/20/2036	150,000	153,476
Verizon Communications, Inc.:
5.55%, 2/15/2016	100,000	112,092
6.35%, 4/1/2019	675,000	779,054
Verizon New York, Inc., Series A, 6.875%, 4/1/2012	25,000	26,669
Verizon Virginia, Inc., Series A, 4.625%, 3/15/2013	100,000	105,617
Vodafone Group PLC:
5.0%, 9/15/2015	575,000	628,118
6.15%, 2/27/2037	125,000	133,812
		5,628,813
Utilities 1.3%
Alabama Power Co., 6.125%, 5/15/2038	100,000	110,278
American Electric Power Co., Inc., 5.25%, 6/1/2015	100,000	109,733
Arizona Public Service Co., 6.5%, 3/1/2012	75,000	79,262
Atmos Energy Corp., 4.95%, 10/15/2014	25,000	26,792
CenterPoint Energy Houston Electric LLC, Series J2, 5.7%, 3/15/2013	100,000	108,476
Cleveland Electric Illuminating Co.:
5.7%, 4/1/2017	150,000	160,501
Series D, 7.88%, 11/1/2017	75,000	90,708
Commonwealth Edison Co.:
5.8%, 3/15/2018	50,000	56,063
Series 106, 6.15%, 9/15/2017	100,000	114,067
Consolidated Edison Co. of New York:
4.875%, 2/1/2013	50,000	53,541
6.2%, 6/15/2036	125,000	137,433
Series 08-B, 6.75%, 4/1/2038	50,000	59,558
Constellation Energy Group, Inc., 4.55%, 6/15/2015	30,000	31,122
Detroit Edison Co., 5.7%, 10/1/2037	50,000	52,462
Dominion Resources, Inc.:
Series C, 5.15%, 7/15/2015	50,000	55,343
Series F, 5.25%, 8/1/2033	100,000	110,078
Series B, 5.95%, 6/15/2035	50,000	53,136
Duke Energy Carolinas LLC, 5.3%, 10/1/2015	75,000	84,038
Duke Energy Indiana, Inc.:
5.0%, 9/15/2013	100,000	108,528
6.45%, 4/1/2039	150,000	175,077
Duke Energy Ohio, Inc., 2.1%, 6/15/2013	100,000	101,931
Emerson Electric Co., 4.75%, 10/15/2015	75,000	82,869
Entergy Texas, Inc., 7.125%, 2/1/2019	100,000	116,473
Exelon Corp., 5.625%, 6/15/2035	25,000	23,802
Exelon Generation Co., LLC, 5.2%, 10/1/2019	125,000	130,768
Florida Power & Light Co.:
4.95%, 6/1/2035	50,000	47,940
5.55%, 11/1/2017	400,000	453,174
5.65%, 2/1/2037	50,000	52,813
Florida Power Corp., 5.65%, 6/15/2018	125,000	141,140
Georgia Power Co., 4.25%, 12/1/2019	100,000	102,966
KeySpan Corp., 8.0%, 11/15/2030	50,000	62,176
MidAmerican Energy Co., 5.3%, 3/15/2018	100,000	111,000
MidAmerican Energy Holdings Co.:
5.875%, 10/1/2012	25,000	26,974
6.125%, 4/1/2036	175,000	189,033
6.5%, 9/15/2037	100,000	113,121
Nevada Power Co., Series N, 6.65%, 4/1/2036	25,000	27,971
Northern States Power Co., 6.25%, 6/1/2036	100,000	115,469
NSTAR Electric Co., 4.875%, 4/15/2014	25,000	27,231
Oncor Electric Delivery Co., 7.0%, 9/1/2022	300,000	352,402
Pacific Gas & Electric Co.:
5.4%, 1/15/2040	50,000	50,506
5.625%, 11/30/2017	25,000	28,145
5.8%, 3/1/2037	100,000	105,982
6.05%, 3/1/2034	200,000	218,980
PPL Energy Supply LLC, 5.4%, 8/15/2014	100,000	107,333
Progress Energy, Inc.:
6.0%, 12/1/2039	100,000	105,674
6.85%, 4/15/2012	35,000	37,491
7.75%, 3/1/2031	50,000	62,526
PSE&G Power LLC, 5.5%, 12/1/2015	50,000	54,869
Public Service Co. of Colorado, 4.875%, 3/1/2013	75,000	80,605
Puget Sound Energy, Inc.:
5.483%, 6/1/2035	25,000	24,609
5.795%, 3/15/2040	100,000	99,906
San Diego Gas & Electric Co., 5.35%, 5/15/2040	50,000	51,112
SCANA Corp., 6.25%, 2/1/2012	60,000	63,173
Scottish Power Ltd., 5.375%, 3/15/2015	150,000	159,185
Sempra Energy, 6.0%, 2/1/2013	25,000	27,102
Sierra Pacific Power Co., 5.45%, 9/1/2013	50,000	54,513
Southern California Edison Co.:
Series 2008-A, 5.95%, 2/1/2038	55,000	60,519
6.0%, 1/15/2034	50,000	54,969
6.05%, 3/15/2039	50,000	55,601
6.65%, 4/1/2029	100,000	114,999
Southern California Gas Co., 5.75%, 11/15/2035	50,000	53,438
Southern Power Co., Series B, 6.25%, 7/15/2012	25,000	26,879
Southern Union Co., 8.25%, 11/15/2029	50,000	54,005
Southwestern Electric Power Co.:
Series F, 5.875%, 3/1/2018	150,000	161,510
6.2%, 3/15/2040	100,000	100,650
TransAlta Corp., 4.75%, 1/15/2015	150,000	158,656
Union Electric Co., 6.4%, 6/15/2017	100,000	113,191
United Utilities PLC, 5.375%, 2/1/2019	30,000	30,833
Virginia Electric & Power Co.:
Series A, 5.4%, 1/15/2016	200,000	224,917
5.4%, 4/30/2018	200,000	222,932
8.875%, 11/15/2038	50,000	72,481
Xcel Energy, Inc., 6.5%, 7/1/2036	75,000	83,763
		6,976,503
Total Corporate Bonds (Cost $90,810,377)		95,664,170

Mortgage-Backed Securities Pass-Throughs 32.1%
Federal Home Loan Mortgage Corp.:
2.531%*, 3/1/2035	16,939	17,709
2.741%*, 9/1/2035	40,569	42,535
2.752%*, 12/1/2033	52,000	53,747
2.868%*, 9/1/2035	135,963	142,935
3.5%, 3/1/2025 (a)	1,000,000	1,006,562
4.0%, with various maturities from 1/1/2020 until 9/1/2039 (a)	6,750,599	6,800,695
4.5%, with various maturities from 1/1/2020 until 4/1/2040 (a)	15,093,370	15,559,061
4.871%*, 11/1/2035	66,640	69,917
4.898%*, 12/1/2034	48,922	51,384
5.0%, with various maturities from 12/1/2017 until 3/1/2040	12,190,287	12,823,085
5.152%*, 6/1/2035	66,517	69,762
5.211%*, 12/1/2035	133,694	138,839
5.306%*, 3/1/2036	716,795	751,225
5.408%*, 11/1/2035	94,894	100,499
5.412%*, 5/1/2037	33,324	35,355
5.5%, with various maturities from 11/1/2013 until 11/1/2038 (a)	10,218,230	10,919,722
5.53%*, 1/1/2037	47,320	50,498
5.623%*, 4/1/2036	41,173	43,878
5.648%*, 5/1/2037	78,965	84,404
5.69%*, 4/1/2037	124,364	132,444
5.783%*, 4/1/2037	42,408	44,871
5.841%*, 12/1/2036	37,558	40,246
5.845%*, 9/1/2037	127,339	132,888
5.877%*, 2/1/2038	179,811	191,718
5.9%*, 2/1/2037	73,609	77,925
6.0%, with various maturities from 9/1/2021 until 7/1/2038 (a)	5,993,231	6,501,005
6.39%*, 8/1/2036	32,304	33,970
6.5%, with various maturities from 12/1/2014 until 8/1/2036 (a)	1,669,218	1,851,617
7.0%, with various maturities from 12/1/2024 until 12/1/2026	41,125	46,104
7.5%, with various maturities from 5/1/2024 until 6/1/2027	7,957	8,944
Federal National Mortgage Association:
2.337%*, 6/1/2035	97,340	100,899
2.518%*, 3/1/2035	124,674	130,376
2.597%*, 6/1/2035	56,067	58,760
2.685%*, 4/1/2035	115,908	122,037
3.5%, 7/1/2025 (a)	2,000,000	2,014,375
4.0%, with various maturities from 12/1/2020 until 9/1/2039 (a)	10,814,315	10,892,135
4.5%, with various maturities from 2/1/2020 until 5/1/2040 (a)	17,912,978	18,486,771
4.871%*, 8/1/2036	32,787	34,723
4.916%*, 8/1/2035	121,278	128,077
5.0%, with various maturities from 11/1/2020 until 6/1/2040 (a)	15,995,972	16,881,538
5.002%*, 1/1/2036	91,414	95,657
5.086%*, 7/1/2035	48,834	51,341
5.479%*, 1/1/2036	114,103	120,398
5.5%, with various maturities from 8/1/2019 until 1/1/2040	14,776,318	15,826,713
5.54%*, 10/1/2036	50,919	53,259
5.617%*, 3/1/2037	30,013	31,762
5.637%*, 1/1/2037	39,624	41,965
5.651%*, 11/1/2036	63,405	66,832
5.709%*, 1/1/2037	30,251	31,974
5.745%*, 6/1/2036	149,158	155,163
5.931%*, 9/1/2036	47,062	50,328
6.0%, with various maturities from 12/1/2016 until 4/1/2039	8,814,977	9,598,607
6.5%, with various maturities from 1/1/2018 until 1/1/2038	2,848,695	3,170,582
7.0%, with various maturities from 6/1/2012 until 6/1/2038	658,687	736,218
7.5%, with various maturities from 1/1/2024 until 4/1/2028	18,897	21,260
8.0%, with various maturities from 12/1/2021 until 11/1/2031	28,323	32,079
8.5%, with various maturities from 12/1/2025 until 8/1/2031	11,854	13,514
Government National Mortgage Association:
4.0%, with various maturities from 11/15/2024 until 7/1/2040 (a)	3,266,623	3,304,808
4.5%, with various maturities from 5/15/2039 until 5/15/2040 (a)	10,796,367	11,205,607
5.0%, with various maturities from 10/20/2035 until 9/20/2039 (a)	10,006,335	10,669,256
5.5%, with various maturities from 9/15/2033 until 10/20/2040	4,197,930	4,534,489
6.0%, with various maturities from 2/15/2029 until 9/20/2040	3,406,071	3,729,932
6.5%, with various maturities from 11/15/2023 until 10/20/2037	866,634	966,348
7.0%, 1/15/2039	160,868	180,256
7.5%, with various maturities from 8/15/2029 until 6/15/2032	34,970	39,674
8.0%, with various maturities from 7/15/2022 until 3/15/2032	68,323	77,826
8.5%, 11/15/2029	19,227	21,841
Total Mortgage-Backed Securities Pass-Throughs (Cost $167,946,570)		171,500,924

Asset-Backed 0.3%
Automobile Receivables 0.1%
USAA Auto Owner Trust:
"A4", Series 2009-2, 2.53%, 7/15/2015	100,000	102,980
"A4", Series 2009-1, 4.77%, 9/15/2014	150,000	158,685
		261,665
Credit Card Receivables 0.2%
Capital One Multi-Asset Execution Trust, "A7", Series 2005-A7, 4.7%, 6/15/2015	100,000	105,882
Citibank Credit Card Issuance Trust:
"A10", Series 2003-A10, 4.75%, 12/10/2015	100,000	108,888
"A8", Series 2004-A8, 4.9%, 12/12/2016	100,000	110,433
"A3", Series 2006-A3, 5.3%, 3/15/2018	100,000	112,055
"A8", Series 2007-A8, 5.65%, 9/20/2019	200,000	227,447
"A3", Series 2007-A3, 6.15%, 6/15/2039	35,000	42,413
"C6", Series 2008-C6, 6.3%, 6/20/2014	50,000	52,891
Discover Card Master Trust, "A4", Series 2008-A4, 5.65%, 12/15/2015	100,000	110,297
MBNA Credit Card Master Note Trust, "B1", Series 2004-B1, 4.45%, 8/15/2016	25,000	26,749
		897,055
Miscellaneous 0.0%
CenterPoint Energy Transition Bond Co., LLC, "A4", Series 2005-A, 5.17%, 8/1/2019	100,000	111,734
Entergy Texas Restoration Funding LLC, "A3", Series 2009-A, 4.38%, 11/1/2023	50,000	51,960
		163,694
Total Asset-Backed (Cost $1,249,172)		1,322,414

Commercial Mortgage-Backed Securities 2.8%
Banc of America Commercial Mortgage, Inc.:
"A4", Series 2004-1, 4.76%, 11/10/2039	200,000	209,964
"A3", Series 2003-2, 4.873%, 3/11/2041	300,000	312,535
"A6", Series 2004-4, 4.877%, 7/10/2042	120,000	127,096
"AJ", Series 2005-6, 5.195%*, 9/10/2047	100,000	98,420
"AM", Series 2006-6, 5.39%, 10/10/2045	150,000	147,483
"A4", Series 2007-1, 5.451%, 1/15/2049	100,000	104,322
"A4", Series 2006-4, 5.634%, 7/10/2046	500,000	536,474
"AM", Series 2006-4, 5.675%, 7/10/2046	100,000	100,746
Bear Stearns Commercial Mortgage Securities, Inc.:
"A4", Series 2004-T14, 5.2%, 1/12/2041	500,000	534,804
"A4", Series 2007-T26, 5.471%, 1/12/2045	650,000	693,736
"A4", Series 2006-T24, 5.537%, 10/12/2041	300,000	322,987
"A4", Series 2006-PW13, 5.54%, 9/11/2041	250,000	268,300
"AJ", Series 2006-PW12, 5.761%*, 9/11/2038	150,000	143,618
Citigroup Commercial Mortgage Trust, "AJ", Series 2006-C4, 5.728%*, 3/15/2049	250,000	235,452
Commercial Mortgage Pass-Through Certificates:
"A4", Series 2006-C8, 5.306%, 12/10/2046	220,000	229,457
"A4", Series 2007-C9, 5.815%*, 12/10/2049	100,000	107,592
Credit Suisse Mortgage Capital Certificates:
"A3", Series 2006-C5, 5.311%, 12/15/2039	200,000	208,309
"A3", Series 2006-C4, 5.467%, 9/15/2039	125,000	131,098
"A4", Series 2006-C1, 5.539%*, 2/15/2039	380,000	408,904
CS First Boston Mortgage Securities Corp., "A5", Series 2003-C3, 3.936%, 5/15/2038	250,000	259,385
First Union National Bank Commercial Mortgage, "A2", Series 2001-C4, 6.223%, 12/12/2033	140,428	143,919
GMAC Commercial Mortgage Securities, Inc., "A4", Series 2003-C3, 5.023%, 4/10/2040	200,000	213,625
Greenwich Capital Commercial Funding Corp.:
"A7", Series 2004-GG1, 5.317%*, 6/10/2036	200,000	215,719
"A4", Series 2007-GG11, 5.736%, 12/10/2049	150,000	158,497
"AM", Series 2006-GG7, 5.883%*, 7/10/2038	150,000	154,485
GS Mortgage Securities Corp. II:
"A4A", Series 2005-GG4, 4.751%, 7/10/2039	100,000	105,455
"A4", Series 2006-GG6, 5.553%, 4/10/2038	100,000	107,414
"A4", Series 2006-GG8, 5.56%, 11/10/2039	150,000	159,110
GS Mortgage Securities Trust, "A4", Series 2007-GG10, 5.807%*, 8/10/2045	125,000	130,676
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A2", Series 2002-CIB5, 5.161%, 10/12/2037	200,000	210,242
"AJ", Series 2005-LDP5, 5.324%*, 12/15/2044	100,000	97,480
"A3", Series 2006-LDP9, 5.336%, 5/15/2047	323,000	335,218
"A3", Series 2007-LDPX, 5.42%, 1/15/2049	125,000	130,008
"A4", Series 2007-CB18, 5.44%, 6/12/2047	150,000	157,190
"A4", Series 2006-CB16, 5.552%, 5/12/2045	150,000	160,259
"A4", Series 2007-CB19, 5.742%*, 2/12/2049	200,000	212,477
"A4", Series 2006-CB15, 5.814%*, 6/12/2043	250,000	268,022
"A4", Series 2007-LD11, 5.817%*, 6/15/2049	380,000	397,577
"AJ", Series 2006-LDP7, 5.872%*, 4/15/2045	125,000	113,445
LB-UBS Commercial Mortgage Trust:
"A4", Series 2003-C3, 4.166%, 5/15/2032	250,000	261,112
"A2", Series 2006-C6, 5.262%, 9/15/2039	75,000	76,016
"A3", Series 2006-C7, 5.347%, 11/15/2038	500,000	528,630
"A3", Series 2007-C2, 5.43%, 2/15/2040	175,000	180,460
"AM", Series 2006-C3, 5.712%, 3/15/2039	50,000	50,612
"A3", Series 2007-C7, 5.866%, 9/15/2045	105,000	110,484
"A2", Series 2008-C1, 6.154%*, 4/15/2041	300,000	325,178
Merrill Lynch Mortgage Trust:
"A2", Series 2004-BPC1, 4.071%, 10/12/2041	19,217	19,425
"A4", Series 2005-MCP1, 4.747%*, 6/12/2043	200,000	211,177
"A6", Series 2005-CKI1, 5.241%*, 11/12/2037	100,000	107,639
"A4", Series 2007-C1, 5.826%*, 6/12/2050	227,000	241,750
Merrill Lynch/Countrywide Commercial Mortgage Trust, "A4", Series 2006-1, 5.415%*, 2/12/2039	200,000	215,903
Morgan Stanley Capital I:
"A4", Series 2003-IQ6, 4.97%, 12/15/2041	358,000	381,470
"A5", Series 2004-IQ8, 5.11%, 6/15/2040	650,000	687,441
"A4", Series 2005-HQ5, 5.168%, 1/14/2042	400,000	428,098
"A4", Series 2006-IQ12, 5.332%, 12/15/2043	500,000	529,730
"AJ", Series 2006-HQ8, 5.468%*, 3/12/2044	150,000	134,971
"AJ", Series 2007-T25, 5.574%, 11/12/2049	150,000	140,579
"A4", Series 2007-T27, 5.648%*, 6/11/2042	385,000	418,093
Wachovia Bank Commercial Mortgage Trust:
"A4", Series 2004-C15, 4.803%, 10/15/2041	500,000	523,448
"A4", Series 2005-C22, 5.27%*, 12/15/2044	500,000	535,994
"AM", Series 2005-C22, 5.32%*, 12/15/2044	100,000	102,478
"AM", Series 2006-C26, 5.956%*, 6/15/2045	130,000	134,241
Total Commercial Mortgage-Backed Securities (Cost $13,780,672)		14,996,429

Government & Agency Obligations 43.9%
Other Government Related(b) 2.4%
Bank of America Corp., Series L, FDIC Guaranteed, 3.125%, 6/15/2012	4,000,000	4,142,864
European Investment Bank:
1.75%, 9/14/2012	200,000	203,599
2.375%, 3/14/2014	1,200,000	1,234,675
4.25%, 7/15/2013	200,000	215,169
4.625%, 5/15/2014	450,000	495,218
4.875%, 2/15/2036	200,000	204,493
5.125%, 5/30/2017	50,000	56,426
General Electric Capital Corp., FDIC Guaranteed, 2.125%, 12/21/2012	1,000,000	1,027,436
Hydro-Quebec, Series HY, 8.4%, 1/15/2022	100,000	137,807
International Bank for Reconstruction & Development:
1.75%, 7/15/2013	700,000	715,429
2.0%, 4/2/2012	250,000	254,926
4.75%, 2/15/2035	25,000	25,759
5.0%, 4/1/2016	50,000	56,247
8.625%, 10/15/2016	100,000	130,608
Japan Finance Corp., 2.875%, 2/2/2015	300,000	306,901
Kreditanstalt fuer Wiederaufbau:
Zero Coupon, 6/29/2037	500,000	133,460
2.625%, 3/3/2015	600,000	616,564
3.25%, 3/15/2013	750,000	786,113
3.5%, 3/10/2014	100,000	106,396
4.125%, 10/15/2014	150,000	163,094
4.75%, 5/15/2012	400,000	422,084
7.0%, 3/1/2013	275,000	307,124
Landwirtschaftliche Rentenbank:
3.125%, 7/15/2015	200,000	207,047
3.25%, 3/15/2013	250,000	261,536
5.125%, 2/1/2017	100,000	112,364
Oesterreichische Kontrollbank AG:
4.5%, 3/9/2015	350,000	381,501
4.75%, 10/16/2012	100,000	106,714
Ontario Electricity Financial Corp., 7.45%, 3/31/2013	50,000	56,582
Pemex Project Funding Master Trust:
5.75%, 3/1/2018	200,000	213,837
6.625%, 6/15/2035	50,000	50,875
		13,132,848
Sovereign Bonds 1.5%
Export Development Canada, 3.125%, 4/24/2014	300,000	315,995
Federal Republic of Brazil:
5.625%, 1/7/2041	250,000	248,125
6.0%, 1/17/2017	100,000	113,150
7.125%, 1/20/2037	50,000	59,625
7.875%, 3/7/2015	300,000	358,500
8.875%, 10/14/2019	100,000	132,000
8.875%, 4/15/2024	100,000	138,000
11.0%, 8/17/2040	755,000	1,015,097
Government of Canada, 2.375%, 9/10/2014	300,000	309,308
Province of Nova Scotia, 5.75%, 2/27/2012	50,000	52,874
Province of Ontario:
4.0%, 10/7/2019	300,000	308,181
4.375%, 2/15/2013	100,000	106,891
4.4%, 4/14/2020	500,000	522,723
4.5%, 2/3/2015	150,000	163,867
4.95%, 11/28/2016	25,000	27,715
Province of Quebec:
4.625%, 5/14/2018	50,000	54,091
5.125%, 11/14/2016	50,000	56,064
Series NN, 7.125%, 2/9/2024	100,000	127,904
Series PD, 7.5%, 9/15/2029	100,000	137,315
Republic of Chile, 5.5%, 1/15/2013	200,000	216,212
Republic of Italy:
4.5%, 1/21/2015	250,000	256,868
5.375%, 6/12/2017	300,000	307,775
5.375%, 6/15/2033	100,000	94,091
6.875%, 9/27/2023	200,000	220,412
Republic of Korea:
4.875%, 9/22/2014	50,000	53,431
5.125%, 12/7/2016	100,000	107,508
Republic of Panama, 7.25%, 3/15/2015	300,000	346,500
Republic of Peru:
6.55%, 3/14/2037	50,000	54,750
7.35%, 7/21/2025	315,000	383,197
Republic of Poland, 6.375%, 7/15/2019	200,000	224,042
Republic of South Africa, 6.875%, 5/27/2019	100,000	117,125
State of Israel, 5.125%, 3/26/2019	100,000	107,356
United Mexican States:
5.625%, 1/15/2017	470,000	519,820
6.375%, 1/16/2013	350,000	382,375
Series A, 6.75%, 9/27/2034	216,000	243,000
		7,881,887
US Government Sponsored Agencies 6.6%
Federal Home Loan Bank:
1.625%, 9/26/2012	1,000,000	1,017,570
1.625%, 11/21/2012	1,500,000	1,527,196
1.75%, 8/22/2012	1,000,000	1,019,179
3.375%, 2/27/2013	1,000,000	1,055,361
3.875%, 6/14/2013	1,000,000	1,071,347
4.5%, 11/15/2012	1,000,000	1,071,250
Federal Home Loan Mortgage Corp.:
1.625%, 4/15/2013	3,000,000	3,052,587
2.125%, 9/21/2012	2,700,000	2,769,115
2.5%, 4/23/2014	2,200,000	2,279,376
2.875%, 2/9/2015	1,000,000	1,041,132
3.75%, 3/27/2019	1,000,000	1,035,169
4.5%, 1/15/2013	500,000	537,832
6.25%, 7/15/2032	300,000	366,464
6.75%, 9/15/2029	3,000	3,818
Federal National Mortgage Association:
0.375%, 12/28/2012	2,000,000	1,987,306
1.625%, 10/26/2015	2,000,000	1,949,358
1.75%, 5/7/2013	2,000,000	2,042,690
2.125%, 1/25/2013	500,000	500,430
3.25%, 4/9/2013	2,350,000	2,481,031
3.875%, 7/12/2013	1,400,000	1,503,543
4.875%, 5/18/2012	1,300,000	1,377,555
5.125%, 8/19/2024	1,000,000	1,021,941
6.125%, 3/15/2012	2,250,000	2,400,939
6.25%, 5/15/2029	1,000,000	1,226,861
7.125%, 1/15/2030	50,000	66,199
7.25%, 5/15/2030	200,000	269,316
Tennessee Valley Authority, 5.25%, 9/15/2039	500,000	528,608
		35,203,173
US Treasury Obligations 33.4%
US Treasury Bonds:
3.5%, 2/15/2039 (c)	1,950,000	1,680,352
3.875%, 8/15/2040	1,000,000	921,094
4.25%, 5/15/2039 (c)	3,725,000	3,669,706
4.375%, 2/15/2038	565,000	571,003
4.375%, 11/15/2039	3,290,000	3,307,476
4.375%, 5/15/2040	2,900,000	2,914,036
4.5%, 2/15/2036	50,000	51,766
4.5%, 8/15/2039	2,500,000	2,567,188
4.625%, 2/15/2040	2,600,000	2,723,500
6.0%, 2/15/2026	385,000	476,016
6.25%, 8/15/2023	1,200,000	1,508,250
7.25%, 8/15/2022	415,000	561,028
7.625%, 11/15/2022	90,000	125,241
7.875%, 2/15/2021	300,000	418,500
8.0%, 11/15/2021	565,000	799,122
US Treasury Notes:
0.75%, 8/15/2013	5,000,000	4,989,845
0.875%, 4/30/2011 (c)	5,000,000	5,011,330
1.125%, 6/30/2011	2,000,000	2,009,218
1.125%, 12/15/2011	3,000,000	3,022,617
1.125%, 1/15/2012	4,000,000	4,032,032
1.125%, 12/15/2012 (c)	5,000,000	5,051,365
1.375%, 2/15/2012	2,000,000	2,022,500
1.375%, 4/15/2012	2,000,000	2,025,546
1.375%, 1/15/2013 (c)	5,000,000	5,076,170
1.375%, 11/30/2015	5,000,000	4,858,985
1.5%, 12/31/2013	1,000,000	1,014,375
1.75%, 11/15/2011	1,000,000	1,012,422
1.75%, 4/15/2013 (c)	10,000,000	10,229,700
1.75%, 3/31/2014	3,000,000	3,058,827
1.875%, 6/15/2012 (c)	6,750,000	6,892,121
1.875%, 2/28/2014	4,000,000	4,096,248
1.875%, 6/30/2015	5,000,000	5,019,920
1.875%, 8/31/2017	6,000,000	5,727,654
2.0%, 11/30/2013 (c)	1,100,000	1,132,484
2.125%, 11/30/2014	2,000,000	2,048,750
2.25%, 5/31/2014	2,500,000	2,586,132
2.25%, 1/31/2015	2,000,000	2,053,124
2.375%, 8/31/2014	3,000,000	3,107,814
2.375%, 9/30/2014 (c)	1,200,000	1,242,937
2.5%, 4/30/2015 (c)	5,000,000	5,169,140
2.625%, 7/31/2014	2,250,000	2,353,183
2.625%, 12/31/2014 (c)	5,000,000	5,213,670
2.625%, 2/29/2016	1,750,000	1,796,074
2.625%, 8/15/2020	3,250,000	3,081,153
2.625%, 11/15/2020	4,000,000	3,773,124
2.75%, 2/28/2013	500,000	522,617
2.75%, 2/15/2019	3,000,000	2,961,327
3.0%, 8/31/2016	2,000,000	2,076,250
3.125%, 9/30/2013	2,500,000	2,652,147
3.125%, 1/31/2017 (c)	5,000,000	5,195,310
3.25%, 3/31/2017 (c)	3,500,000	3,655,312
3.375%, 11/15/2019	3,500,000	3,573,006
3.5%, 2/15/2018 (c)	2,500,000	2,629,882
3.625%, 12/31/2012	500,000	530,313
3.625%, 8/15/2019	2,500,000	2,611,720
3.625%, 2/15/2020 (c)	6,000,000	6,226,872
3.75%, 11/15/2018	475,000	505,244
4.0%, 8/15/2018	600,000	650,203
4.25%, 9/30/2012	400,000	426,141
4.25%, 11/15/2013	2,950,000	3,227,716
4.5%, 4/30/2012	250,000	263,760
4.5%, 11/15/2015	1,480,000	1,657,021
4.5%, 2/15/2016	660,000	739,046
4.5%, 5/15/2017	1,140,000	1,275,553
4.625%, 2/29/2012	500,000	524,473
4.625%, 2/15/2017	1,250,000	1,407,324
4.875%, 6/30/2012	1,500,000	1,599,083
4.875%, 8/15/2016	2,425,000	2,763,933
		178,676,991
Total Government & Agency Obligations (Cost $230,467,635)		234,894,899

Municipal Bonds and Notes 0.3%
California, State Build America Bonds:
7.3%, 10/1/2039	350,000	356,314
7.55%, 4/1/2039	90,000	93,991
Chicago, IL, Transit Authority, Transfer Tax Receipts Revenue, Series A, 6.899%, 12/1/2040 (d)	50,000	50,236
Connecticut, State General Obligation, Series A, 5.85%, 3/15/2032	100,000	104,725
Georgia, Municipal Electric Authority, Build America Bonds, Plant Vogtle Units 3 & 4 Project, Series J, 6.637%, 4/1/2057	100,000	98,529
Illinois, State General Obligation, Taxable Pension, 5.1%, 6/1/2033 (d)	275,000	207,661
New York, Metropolitan Transportation Authority Revenue, Build America Bonds, 5.871%, 11/15/2039	150,000	136,873
New York City, NY, Municipal Water Finance Authority, Water & Sewer Revenue, Build America Bonds:
5.724%, 6/15/2042	100,000	100,346
5.75%, 6/15/2041	200,000	199,708
Ohio, State University General Reciepts, Build America Bonds, 4.91%, 6/1/2040	50,000	45,748
Oregon, State General Obligation, Taxable Pension, 5.892%, 6/1/2027	25,000	26,986
Port Authority of New York & New Jersey, One Hundred Sixty-fourth Series, 5.647%, 11/1/2040	150,000	144,303
Total Municipal Bonds and Notes (Cost $1,619,247)		1,565,420

Preferred Securities 0.1%
Financials
Capital One Capital V, 10.25%, 8/15/2039	100,000	107,000
Goldman Sachs Capital II, 5.793%, 6/1/2012 (e)	50,000	42,375
MUFG Capital Finance 1 Ltd., 6.346%, 7/25/2016 (e)	100,000	100,769
SunTrust Capital VIII, 6.1%, 12/15/2036	350,000	320,250
XL Group PLC, Series E, 6.5%, 4/15/2017 (e)	50,000	43,000
Total Preferred Securities (Cost $595,682)		613,394

	Shares	Value ($)

Securities Lending Collateral 12.2%
Daily Assets Fund Institutional, 0.27% (f) (g) (Cost $64,954,906)	64,954,906	64,954,906

Cash Equivalents 12.6%
Central Cash Management Fund, 0.19% (f) (Cost $67,597,540)	67,597,540	67,597,540

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $639,021,801)+	122.2	653,110,096
Other Assets and Liabilities, Net	(22.2)	(118,578,610)
Net Assets	100.0	534,531,486

* These securities are shown at their current rate as of December 31, 2010. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

+ The cost for federal income tax purposes was $639,056,577. At December 31, 2010, net unrealized appreciation for all securities based on tax cost was $14,053,519. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $16,259,411 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,205,892.

(a) When-issued or delayed delivery security included.

(b) Government-backed debt issued by financial companies or government sponsored enterprises.

(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2010 amounted to $63,408,600, which is 11.9% of net assets.

(d) Taxable issue.

(e) Date shown is call date; not a maturity date for the perpetual preferred securities.

(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(g) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FDIC: Federal Deposit Insurance Corp.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp, Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (h)
Corporate Bonds	$—	$95,664,170	$—	$95,664,170
Mortgage-Backed Securities Pass-Throughs	—	171,500,924	—	171,500,924
Asset-Backed	—	1,322,414	—	1,322,414
Commercial Mortgage- Backed Securities	—	14,996,429	—	14,996,429
Government & Agency Obligations	—	234,894,899	—	234,894,899
Municipal Bonds and Notes	—	1,565,420	—	1,565,420
Preferred Securities	—	613,394	—	613,394
Short-Term Investments (h)	132,552,446	—	—	132,552,446
Total	$132,552,446	$520,557,650	$—	$653,110,096

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the year ended December 31, 2010.

(h) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2010
Assets
Investments: Investments in securities, at value (cost $506,469,355) — including $63,408,600 of securities loaned	$520,557,650
Investment in Central Cash Management Fund (cost $67,597,540)	67,597,540
Investment in Daily Assets Fund Institutional (cost $64,954,906)*	64,954,906
Total investments, at value (cost $639,021,801)	653,110,096
Cash	72,344
Receivable for investment sold — when-issued securities	14,587,411
Receivable for Fund shares sold	1,123,051
Interest receivable	3,749,409
Due from Advisor	31,302
Other assets	18,808
Total assets	672,692,421
Liabilities
Payable for investments purchased	2,335,654
Payable for investments purchased — when-issued securities	69,848,275
Payable upon return of securities loaned	64,954,906
Payable for Fund shares redeemed	420,380
Distributions payable	266,513
Other accrued expenses and payable	335,207
Total liabilities	138,160,935
Net assets, at value	$534,531,486
Net Assets Consist of:
Accumulated distributions in excess of net investment income	(48,644)
Net unrealized appreciation (depreciation) on investments	14,088,295
Accumulated net realized gain (loss)	18,112
Paid-in capital	520,473,723
Net assets, at value	$534,531,486

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of December 31, 2010 (continued)
Net Asset Value
Class A Net Asset Value, offering and redemption price per share ($94,285,524 ÷ 8,898,979 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$10.60
Maximum offering price per share (100 ÷ 97.25 of $10.60)	$10.90
Class S Net Asset Value, offering and redemption price per share ($42,600,588 ÷ 4,019,097 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$10.60
Institutional Class Net Asset Value, offering and redemption price per share ($397,645,374 ÷ 37,514,556 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$10.60

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2010
Investment Income
Interest	$15,001,353
Income distributions — Central Cash Management Fund	152,668
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	39,151
Total income	15,193,172
Expenses: Management fee	730,326
Administration fee	486,884
Services to shareholders	417,450
Reports to shareholders	71,245
Registration fees	78,820
Distribution service fee	162,705
Professional fees	95,147
Custodian fee	26,690
Trustees' fees and expenses	19,225
Other	98,743
Total expenses before expense reductions	2,187,235
Expense reductions	(1,066,684)
Total expenses after expense reductions	1,120,551
Net investment income (loss)	14,072,621
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	3,905,594
Change in net unrealized appreciation (depreciation) on investments	8,973,859
Net gain (loss)	12,879,453
Net increase (decrease) in net assets resulting from operations	$26,952,074

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2010	2009
Operations: Net investment income	$14,072,621	$10,192,489
Net realized gain (loss)	3,905,594	2,103,185
Change in net unrealized appreciation (depreciation)	8,973,859	1,819,573
Net increase (decrease) in net assets resulting from operations	26,952,074	14,115,247
Distributions to shareholders from: Net investment income: Class A	(1,852,170)	(404,473)
Class S	(1,096,574)	(802,783)
Institutional Class	(11,152,674)	(8,993,105)
Net realized gains: Class A	(786,119)	(83,403)
Class S	(340,807)	(104,560)
Institutional Class	(3,292,701)	(1,074,168)
Total distributions	(18,521,045)	(11,462,492)
Fund share transactions: Proceeds from shares sold	304,158,365	314,504,321
Reinvestment of distributions	15,125,753	8,216,126
Cost of shares redeemed	(179,590,034)	(110,397,518)
Redemption fees	—	1,121
Net increase (decrease) in net assets from Fund share transactions	139,694,084	212,324,050
Increase from regulatory settlements (see Note G)	895	—
Increase (decrease) in net assets	148,126,008	214,976,805
Net assets at beginning of period	386,405,478	171,428,673
Net assets at end of period (including accumulated distributions in excess of net investment and undistributed net investment income of $48,644 and $71,592, respectively)	$534,531,486	$386,405,478

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A Years Ended December 31,	2010	2009	a
Selected Per Share Data
Net asset value, beginning of period	$10.37	$10.26
Income (loss) from investment operations: Net investment incomeb	.28	.27
Net realized and unrealized gain (loss)	.32	.16
Total from investment operations	.60	.43
Less distributions from: Net investment income	(.28)	(.29)
Net realized gains	(.09)	(.03)
Total distributions	(.37)	(.32)
Redemption fees	—	.00	***
Net asset value, end of period	$10.60	$10.37
Total Return (%)c,d	5.69	4.43	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	94	12
Ratio of expenses before expense reductions (%)	.69	.79	*
Ratio of expenses after expense reductions (%)	.52	.57	*
Ratio of net investment income (%)	2.60	3.03	*
Portfolio turnover rate (%)	167	132
a For the period from February 17, 2009 (commencement of operations of Class A shares) to December 31, 2009.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended December 31,	2010	2009	a
Selected Per Share Data
Net asset value, beginning of period	$10.38	$10.26
Income (loss) from investment operations: Net investment incomeb	.30	.30
Net realized and unrealized gain (loss)	.31	.16
Total from investment operations	.61	.46
Less distributions from: Net investment income	(.30)	(.31)
Net realized gains	(.09)	(.03)
Total distributions	(.39)	(.34)
Redemption fees	—	.00	***
Net asset value, end of period	$10.60	$10.38
Total Return (%)c	5.89	4.59	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	43	32
Ratio of expenses before expense reductions (%)	.59	.66	*
Ratio of expenses after expense reductions (%)	.34	.34	*
Ratio of net investment income (%)	2.78	3.38	*
Portfolio turnover rate (%)	167	132
a For the period from February 17, 2009 (commencement of operations of Class S shares) to December 31, 2009.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended December 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$10.38	$10.30	$10.29	$10.09	$10.18
Income (loss) from investment operations: Net investment incomea	.32	.38	.54	.52	.49
Net realized and unrealized gain (loss)	.31	.13	.01	.20	(.07)
Total from investment operations	.63	.51	.55	.72	.42
Less distributions from: Net investment income	(.32)	(.40)	(.54)	(.52)	(.50)
Net realized gains	(.09)	(.03)	—	—	(.01)
Total distributions	(.41)	(.43)	(.54)	(.52)	(.51)
Redemption fees	—	.00 *	.00 *	.00 *	.00	*
Net asset value, end of period	$10.60	$10.38	$10.30	$10.29	$10.09
Total Return (%)b	6.08	5.05	5.49	7.34	4.19
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	398	341	171	214	138
Ratio of expenses before expense reductions (%)	.39	.42	.43	.40	.55
Ratio of expenses after expense reductions (%)	.16	.15	.15	.15	.16
Ratio of net investment income (%)	2.96	3.72	5.24	5.16	4.94
Portfolio turnover rate (%)	167	132	47	35	25	c
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c On January 13, 2006, the U.S. Bond Index Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the DWS U.S. Bond Index Fund as a stand-alone fund in addition to the U.S. Bond Index Portfolio.
* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS U.S. Bond Index Fund (the "Fund") is a diversified series of the DWS Institutional Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities are valued by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remains open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2010, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Net unrealized appreciation (depreciation) on investments	$14,053,519

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2010	2009
Distributions from ordinary income*	$18,343,037	$11,462,492
Distributions from long-term capital gain	$178,008	$—

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended December 31, 2010, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $807,740,956 and $747,524,452, respectively. Purchases and sales of US Treasury obligations aggregated $100,781,599 and $33,820,153, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. Northern Trust Investments, Inc. ("NTI") serves as sub-advisor with respect to the investment and reinvestment of assets in the Fund, and is paid by the Advisor for its services. NTI is responsible for the day to day management of the Fund. The management fee payable under the Investment Management Agreement is equal to an annual rate of 0.15% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from January 1, 2010 through April 30, 2010, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of Institutional Class shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.45%.

For the period from January 1, 2010 through April 30, 2011, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:
Class A	.59%
Class S	.34%

In addition, the Advisor has voluntarily agreed to waive its fees and/or reimburse certain operating expenses of Institutional Class shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.15% for the period from January 1, 2010 through September 30, 2010 and 0.20% for the period from October 1, 2010 through December 31, 2010. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

For the year ended December 31, 2010, the management fee charged to the Fund was $730,326, all of which was waived, resulting in an annual effective rate of 0.00% of the Fund's average daily net assets.

In addition, under this arrangement, the Advisor reimbursed the Fund $4,228 and $106,670 of sub-recordkeeping expenses for Class S and Institutional Class shares, respectively.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2010, the Administration Fee was $486,884, of which $111,085 was waived and $44,785 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholders servicing fee it receives from the Fund. For the year ended December 31, 2010, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at December 31, 2010
Class A	$42,740	$—	$10,903
Class S	26,220	26,220	—
Institutional Class	88,155	88,155	—
	$157,115	$114,375	$10,903

DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, provides information and administrative services for a fee ("Service Fee") to Class A shareholders at an annual rate of up to 0.25% of average daily net assets. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended December 31, 2010, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at December 31, 2010	Annual Effective Rate
Class A	$162,705	$59,845	.23%

Underwriting Agreement. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended December 31, 2010 aggregated $5,452. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2010, the amount charged to the Fund by the Advisor included in the Statement of Operations under "reports to shareholders" aggregated $21,945, of which $9,641 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of the underlying money market funds. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	9,535,160	$100,897,212	2,722,633	$28,078,684	*
Class S	1,967,864	20,804,258	4,710,833	48,197,735	*
Institutional Class	17,183,295	182,456,895	23,073,310	238,227,902
		$304,158,365		$314,504,321
Shares issued to shareholders in reinvestment of distributions
Class A	246,707	$2,631,172	46,789	$486,623	*
Class S	75,297	801,936	27,723	289,171	*
Institutional Class	1,097,860	11,692,645	718,366	7,440,332
		$15,125,753		$8,216,126
Shares redeemed
Class A	(2,042,973)	$(21,840,512)	(1,609,337)	$(16,717,713	)*
Class S	(1,197,380)	(12,745,971)	(1,565,240)	(16,163,792	)*
Institutional Class	(13,669,977)	(145,003,551)	(7,528,781)	(77,516,013)
		$(179,590,034)		$(110,397,518)
Redemption fees		$—		$1,121
Net increase (decrease)
Class A	7,738,894	$81,687,872	1,160,085	$11,847,613	*
Class S	845,781	8,860,223	3,173,316	32,323,318	*
Institutional Class	4,611,178	49,145,989	16,262,895	168,153,119
		$139,694,084		$212,324,050

* For the period from February 17, 2009 (commencement of operations of Class A and Class S shares) through December 31, 2009.

F. Concentration of Ownership

From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At December 31, 2010, one affiliated shareholder held approximately 10% of the outstanding shares of the Fund.

G. Regulatory Settlements

On December 21, 2006, the Advisor settled proceedings with the SEC and the New York Attorney General regarding alleged improper trading of fund shares. In accordance with the distribution plan, developed by a distribution consultant, settlement proceeds were distributed to affected shareholders of the Fund, and unclaimed proceeds were then paid to the Fund in the amount of $895. This payment is included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets. The amount of the payment was less than 0.01% of the Fund's average net assets, thus having no impact on total return.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Institutional Funds and Shareholders of DWS U.S. Bond Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS U.S. Bond Index Fund (the "Fund") at December 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
Boston, Massachusetts February 24, 2011	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $178,008 per share from net long-term capital gains during its year ended December 31, 2010, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $195,808 as capital gains dividends for its year ended December 31, 2010, of which 100% represents 15% rate gains.

A total of 20.61% of the dividends distributed during the fiscal year was derived from interest on US government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 294-4366

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and Northern Trust Investments, Inc. ("NTI") in September 2010.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2010, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and NTI's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and NTI provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS and NTI to attract and retain high-quality personnel, and the organizational depth and stability of DWS and NTI. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 4th quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS and NTI the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DWS has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and NTI historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). With respect to the sub-advisory fee paid to NTI, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board also considered a report prepared by the Fund's independent fee consultant regarding the competitiveness of the Fund's total expenses relative to a more customized peer group. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and NTI.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of NTI with respect to the Fund. The Board noted that DWS pays NTI's fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and NTI and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and NTI and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and NTI related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and NTI related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of December 31, 2010. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	122
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	122
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company3 (medical technology company); Lead Director, Belo Corporation3 (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	122
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		122
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	122
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	122
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007); Independent Director of Barclays Bank Delaware (since September 2010). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)
		122
William McClayton (1944) Board Member since 2004+	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	122
Rebecca W. Rimel (1951) Board Member since 1995
President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, CardioNet, Inc.2 (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Pro Publica (charitable organization) (2007-2010)
		122
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	122
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	122
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	125

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark6 (1965) President, 2006-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Ingo Gefeke7 (1967) Executive Vice President since 2010
Managing Director3, Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly, Global Chief Administrative Officer, Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997-1998)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, April 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin9 (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso9 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby9 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Effective January 11, 2011, Mr. Gefeke, Executive Vice President, resigned as an officer of the fund.

The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154. Mr. Gefeke was an interested Board Member of certain DWS funds by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Gefeke received no compensation from the fund.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 60 Wall Street, New York, New York 10005.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class S	Institutional Class
Nasdaq Symbol	BONDX	BONSX	BTUSX
CUSIP Number	23339C 735	23339C 743	23339C 750
Fund Number	648	2048	548

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS US BOND INDEX FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund
Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2010	$63,449	$0	$0	$0
2009	$62,204	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers
The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
Fiscal Year December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2010	$7,500	$0	$0
2009	$2,000	$0	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures.

Non-Audit Services
The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2010	$0	$0	$0	$0
2009	$0	$0	$100,000	$100,000

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.
***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS U.S. Bond Index Fund, a series of DWS Institutional Funds

By:	/s/Michael G. Clark Michael G. Clark President

Date:	March 1, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	March 1, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	March 1, 2011